UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 21, 2006



                          SERACARE LIFE SCIENCES, INC.
             (Exact name of registrant as specified in its charter)



    California                            0-33045                33-0056054
 ------------------                -----------------------     --------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation)                                              Identification No.)

375 West Street, West Bridgewater, MA                           02379
-------------------------------------                           -----
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (508) 580-1900
                                                           ---------------

                                       N/A
      --------------------------------------------------------------------
                   (Former name or former address, if changed
                               since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.01. Regulation FD Disclosure

     As previously reported, on March 22, 2006, SeraCare Life Sciences, Inc., a California corporation (the "Company"), filed a voluntary petition for reorganization under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court").

     On December 21, 2006, the Bankruptcy Court approved the Joint First Amended Disclosure Statement of the Company and The Ad Hoc Equity Committee (the "Disclosure Statement"). The Disclosure Statement provides information concerning the Company's business, the Company's financial circumstances, and describes the Company and the Ad Hoc Equity Committee's First Amended Joint Plan of Reorganization (the "Plan") for purposes of soliciting votes on the Plan. In connection with the approval of the Disclosure Statement, the Bankruptcy Court set February 15, 2007 at 10:00 a.m. as the date and time for a hearing on confirmation and approval of the Plan.

     The Company's bankruptcy case is No. 06-00510-11 (the "Bankruptcy Case"). Documents filed in connection with the Bankruptcy Case are accessible at the Bankruptcy Court's Internet site, www.casb.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. The information set forth on the Bankruptcy Court's Internet site shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 28, 2006                   SERACARE LIFE SCIENCES, INC.



                                           By: /s/ Gregory A. Gould
                                               ---------------------------------
                                               Gregory A. Gould
                                               Chief Financial Officer